Everlake Life Insurance Company

Everlake Financial Advisors Separate Account I

Supplement dated July 9, 2025
To
Prospectus dated April 29, 2019, as supplemented

RETIREMENT ACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.

Investment Option Update
This Supplement is to inform you that there are changes that impact the variable investment options that are available in your Contract. You may not have funds invested in the Portfolios being referenced below, but you are receiving this Supplement because the Portfolios are available in your Contract.

AST Core Fixed Income Portfolio and AST Multi-Asset Diversified Plus Portfolio – Subadvisor Removal
Effective July 1, 2025 (the “Effective Date”), the following revisions were made to the table in the “Investment Options” section to reflect changes to the Subadvisors for the Portfolios.

Portfolio Name	Subadvisor Removal
AST Core Fixed Income Portfolio	Western Asset Management Company, LLC Western Asset Management Company Limited
AST Multi-Asset Diversified Plus Portfolio	Systematica Investments Limited

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.
If you have any questions or would like another copy of the current Portfolio Prospectuses, please call us at 1-800-457-7617.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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